Exhibit 99.1
INX Inc. AEA Micro Cap Conference INX Inc. Nasdaq: INXI www.INXI.com May 2008 Mark Hilz - President and COO Brian Fontana - President

GAAP Reconciliation and Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including future operating results expectations. Statements associated with words such as "anticipate," "believe," "expect," "hope," "outlook," "should," "target," "will" or other similar words are forward-looking statements. These forward-looking statements are made as of the date and time made and the Company will make no attempt to update such statements in the future as circumstances change. These projections and other forward-looking statements are only projections. Actual events, performance or results may differ materially from those indicated due to numerous factors, many of which we have little or no control over, and some of which we may not be successful in addressing. Numerous of these factors are set forth in our 2007 Form 10-K, which we urge you to read. All financial results shown are for continuing operations unless otherwise noted During this presentation references to financial measures of INX will include references to non-GAAP financial measures. INX provides a reconciliation between GAAP and non-GAAP financial information on its website at www.INXI.com under the "Investors" tab, which may be accessed directly at www.INXI.com/non-gaap-recon. GAAP Reconciliation Safe Harbor Statement

Overview - INX Inc. (Nasdaq: INXI) INX is a data network consulting company We plan, design, install and support complex networks for Enterprises Our solutions typically focus on; Data Center Network Infrastructure Unified Communications and VOIP Network Security Network Storage Wireless Networks Revenue in millions 2003 2004 2005 2006 2007 43.595 71.487 107.319 156 208 MSGraph.Chart.8

Overview - INX Inc. (Nasdaq: INXI) NASDAQ GM: INXI Shares Outstanding: ~7.4MM Float: ~5.5MM Diluted shares: ~8.3MM 90-day avg. volume: ~25,000 Headquarters: Houston, Texas Headquarters: Houston, Texas Headquarters: Houston, Texas Headquarters: Houston, Texas Headquarters: Houston, Texas Headquarters: Houston, Texas Headquarters: Houston, Texas Profitable, with 2007 3-year compound annual growth rate of revenue of 44% 2007 and most recent quarter reflect record revenue, record operating income, record EPS 2007: 33% revenue growth; 96% operating income growth Q1-2008: 31% revenue growth; 426% operating income growth On a per diluted share basis, revenue, operating income and EPS increased 21%, 78% and 194% respectively for 2007 Expectation of continued operating profit margin expansion

Trends for Networking Unified Communications: VOIP rather than traditional PBX Integrated e-mail , IM and conferencing Innovation pace increasing Security continues to be more important and complex: New threats mean new investments Mandated spending in this area Virtualization of Data Center: Huge new area of opportunity Drives major network upgrade in the Data Center Networked based storage becomes a default purchase

Increasing IP Network Importance & Complexity Benefits Focused Solutions Providers Voice / Video Wireless Access Storage Collaboration Security IP Network Importance & Complexity Demand For Focused Solutions Provider Services Routing & Switching Enterprise organizations are realizing that the IP network is rapidly becoming the platform for all forms of communications, while at the same time the network is becoming more complex. INX is benefiting from this trend. Virtualization

Managed Services Professional Services Products The INX Solutions Set Selling network, IP telephony, network security, wireless and network storage products Network assessment and design consulting and implementation services, billed hourly or by project 15%-19% target gross margin, a level we have been achieving 30%-35% target gross margin, trending towards this range 12%-15% of total revenue Monitoring and management of the customer's network and devices 40%-50% target gross margin, trending towards this range 1%-2% of total revenue and growing 80%-85% of total revenue 33% growth for 2007 29% growth for 2007 70% growth for 2007 No working capital required Modest working capital required Modest working capital and substantial investment capital required

Competition: National Presence + Focus & Expertise Are Competitive Advantages High focus & expertise Low focus & expertise Low geographic presence High geographic presence INX's increasingly national presence, combined with a high level of focus and expertise, is a competitive advantage with large, national- presence customers Small, focused, regional solutions providers Large IT solutions providers and telecom carriers Small, generalist VARs & IT solutions providers

Growing During An Economic Downturn Investing existing and new practice areas that have resilience to economic slowdown Seeking accretive acquisitions in a "buyers market" to add revenues on an accretive basis while adding Concentrating sales and marketing in segments of the economy less impacted by this particular economic slowdown Our strategies for growth in an economic slowdown

Long Term Growth Strategies Continue to expand geographically Continue to grow number and size of clients Continue to make strategic, accretive acquisitions Continue expanding into complementary categories of technology (e.g. network security & network storage) Significant opportunity without any major change in strategy

5 markets 3 years ago 7 new markets added in '05 & '06 New England added 8/31/07 Geographic Expansion - Recent 3x Growth Of Markets Served Houston San Antonio Austin Dallas El Paso Albuquerque Los Angeles Eugene Portland Seattle Washington Boston Boise We expanded from 5 markets to 13 markets in 2 years starting in mid-2005. As we continue to grow we expect leverage of operating expenses and improvement in operating profit margin Combination of acquisitions and green-field startups

Increasing Number and Size of Customers We serve U.S. "enterprise" organizations - corporate, state and local government, federal government, and education - with 200 to 50,000 employees As we have become more of a "national" scope organization, we have been able to win larger customers and transactions As we continue to grow our national presence we believe our ability to win larger-sized customers will continue to be enhanced

2006 2007 Pre-acquisition revenue 0 0 Post-acquisition revenue 3.5501 8.0138 Profitability Improving For Our '05-'06 Acquisitions Due To Revenue Growth and Improving Margin % 2006 2007 Pre-acquisition revenue 0 0 Post-acquisition revenue 0.066 0.114 $3.6 6.6% $8.0 Operating Profit Contribution Margin % Operating Profit Contribution $ 126% Growth 11.4% Note: "Operating Profit Contribution" for a business unit is the direct operating profit from such business unit without any allocation of "corporate" costs to the business unit

Recent Catalysts For Continued Growth Recent services contract of $8.4 million, majority of which will be recognized over the remainder of 2008 calendar year - increase in higher margin service revenue Recent Cisco certification achievements present opportunities: Telepresence Advanced Technology Partner; Master of Security; Cisco Powered Managed Services Partner Year-ago introduction of network storage and network security as primary practice areas beginning to yield results - (242% and 58% growth respectively for 2007) Data center trends (storage, iSCSI, FBOE) combined with Cisco's recent new product announcements in this area (Nexus line) is creating new growth opportunities Boston-based Select, Inc. acquisition is at the end of its ~6-9 month typical integration period, following which we have normally see above-average revenue growth from past acquisitions Continued recent investment in hiring of revenue-generating employees - engineering staff +18% and sales staff + 3% in Q1-2008

Non-GAAP Diluted EPS Operating Income $ Revenue $ Record Operating Results 2007 + 33% $208 Q1-08 + 31% $59 2007 + 96% $3.5 Q1-08 +426% $1.8 2007 + 85% $0.50 Q1-08 +283% $0.23 * Dollars in millions, except EPS

Gross and Operating Profit Margin Gross profit margin on total revenue has trended upward over the past several years due to improving mix of service revenue and improving gross margin on both product revenue and service revenue Operating profit margin is improving as we get leverage from our early investments in our engineering and sales organizations and as we continue to leverage our corporate SG&A costs 2003 2004 2005 2006 1H-07 2H-07 Q1-08 Gross Margin 0.159 0.181 0.173 0.195 0.187 0.194 0.204 Operating Profit Margin -0.006 0.023 0.014 0.011 0.014 0.02 0.03 * 2005 results exclude one-time non-cash charge of $5.7 million

Gross Margin Product vs. Services Revenue Sources Product gross margin has trended upward slightly over a multi-year period, a function of our increasingly high value-add solutions and increasing business from repeat customers Services gross margin declined in 2005 and 2006 due to rapid national expansion and start-up of new practice areas, both of which increased engineering and other categories of costs of service in advance of service revenue production; improving recently as benefits are realized; Q1-2008 was near mid-point of target of 30%-35% 2003 2004 2005 2006 1H-07 2H-07 Q1-08 Products 0.145 0.151 0.157 0.186 0.175 0.177 0.182 Services 0.296 0.334 0.25 0.21 0.267 0.302 0.321

Staffing Trends Dec 31, 2004 +156% +278% Dec 31, 2007 % Incr. Mar 31, 2008 % Incr. +0% +11% Recent Quarter Long-Term Trend Since starting national expansion in 2005, with over 3x increase in markets served, staffing has increased substantially in areas related to growth, but we have leveraged growth of administrative and operations staff relative to revenue producing staff; for 2007, direct employee costs were 68% of total operating expenses, so leveraging employee costs is key to improving operating profit margin

Q1 Earnings and Outlook Highlights Improving gross margin and operating profit margin Record revenue, operating income and EPS Total revenue + 31% y/y Service revenue + 50% y/y Operating income + 426% Diluted EPS + 140% Non-GAAP diluted EPS + 283% Repurchased 2.3% of total shares Industry and technology continue to evolve as we have expected Numerous positive technology trends for continued INX growth Q2 total revenue forecasted + 12%-21% y/y Q2 service revenue forecasted + 35%-42% y/y 2nd half-08 revenue higher than 1st half-08. Services revenue projected to grow faster than product revenue Stock repurchase program continued 1st Quarter Results Outlook and Guidance

Balance Sheet Data (Dollars in thousands)

Summary Substantial long-term industry growth driven by implementation of VoIP technology, video over IP, growth of wireless access, data center connectivity moving to the IP network, and virtualization of the data center IP communications is a multi-billion dollar, rapidly growing market in which Cisco is gaining market share and INX is the only pure play public company focused on delivering Cisco IP communications solutions to enterprises Excellent track record of industry-leading organic growth and executing on acquisitions Revenue growth & improving gross margin is leading to improving operating profit margin % Recent drivers of industry-wide slowdown are coming to an end Recent catalysts for continued revenue growth 2003 2004 2005 2006 2007 43.595 71.487 107.319 156 208 Revenue in millions